Loans Held for Investment	12 Months Ended
Dec. 31, 2012
Loans Held for Investment [Abstract]
Loans Held for Investment

Note 3 - Loans Held for Investment

The composition of net loans held for investment by class as of December 31, 2012 and 2011 is as follows:

	2012	2011
	(dollars in thousands)

Commercial
Commercial	$41,390	$45,907
Real estate - commercial	103,304	114,944
Other real estate construction loans	25,052	31,601
Noncommercial
Real estate 1-4 family construction	3,080	5,543
Real estate - residential	93,927	101,847
Home equity	48,517	51,413
Consumer loans	12,986	14,710
Other loans	822	602

	329,078	366,567
Less:
Allowance for loan losses	(6,801)	(6,815)
Deferred loan (fees) costs, net	105	108

Loans held for investment, net	$322,382	$359,860

Although the subsidiary banks’ loan portfolios are diversified, there is a concentration of mortgage real estate loans, primarily one to four family residential mortgage loans, which represent 44.22% of total loans. Additionally, there is concentration in commercial loans secured primarily by real estate, shopping center locations, commercial land development, commercial buildings and equipment that comprise 51.58% of total loans. There is not a concentration of a particular type of credit in this group of commercial loans.

Total recorded investment in impaired loans, which consisted of nonaccrual loans and other loans identified by management as impaired, totaled $26.1 million and $33.1 million at December 31, 2012 and 2011, respectively. The nonaccrual status of these loans had the effect of reducing net interest income by $420,805 in 2012 and $571,722 in 2011. Of the $26.1 million in impaired loans at December 31, 2012, $15.0 million were in the commercial segment and carried allowances totaling $1.4 million while $11.1 million were in the noncommercial segment and carried allowances totaling $1.6 million. Of the $33.1 million in impaired loans at December 31, 2011, $18.9 million were in the commercial segment and carried allowances totaling $1.1 million while $14.2 million were in the noncommercial segment and carried allowances totaling $1.5 million. There were no loans 90 past due and still accruing at December 31, 2012 or at December 31, 2011.

Restructured loans at December 31, 2012 totaled $6.8 million of which all $6.8 million are included in the impaired loan total, compared to $6.0 million of which all $6.0 million were included in impaired loans. The carrying value of foreclosed properties held as other real estate was $8.7 million and $10.3 million at December 31, 2012 and 2011, respectively.

The Company had loans of $137.2 million and $143.5 million pledged to borrowings at Federal Home Loan Bank and the Federal Reserve Bank at December 31, 2012 and 2011, respectively.

The Company’s loan policies are written to address loan-to-value ratios and collateralization methods with respect to each lending category. Consideration is given to the economic and credit risk of lending areas and customers associated with each category.